UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2114 Central Street, Suite 600, Kansas City, MO		64108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (816) 237-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant’s Certifying Accountant.

On May 18, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Novation Companies, Inc. (the “Company”), dismissed Grant Thornton LLP (“Grant”) as the Company’s independent registered public accounting firm and approved the engagement of Boulay PLLP (“Boulay”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2016.

The reports of Grant on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s two most recent fiscal years and the subsequent interim period preceding Grant’s dismissal, there were no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused Grant to make reference to the subject matter of the disagreements in connection with its report.

There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years and the subsequent interim period preceding Grant’s dismissal.

The Company provided a copy of the foregoing disclosures to Grant and requested that Grant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant agrees with the above statements. A copy of Grant’s letter, dated May 18, 2016, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Boulay’s engagement, neither the Company nor anyone on its behalf consulted with Boulay regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Boulay concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated May 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: May 23, 2016	By:	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Chief Executive Officer